                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement     [_] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              Online System Services, Inc.
_______________________________________________________________________________
              (Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]    No fee required.

    [_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
11.

        (1) Title of each class of securities to which transaction applies:
_______________________________________________________________________________
        (2) Aggregate number of securities to which transaction applies
_______________________________________________________________________________
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________
        (4) Proposed maximum aggregate value of transaction:
_______________________________________________________________________________
        (5) Total fee paid:
_______________________________________________________________________________

    [_] Fee paid previously with preliminary materials.

    [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:
_______________________________________________________________________________
        (2) Form, Schedule or Registration Statement No.:
_______________________________________________________________________________
        (3) Filing Party:
_______________________________________________________________________________
        (4) Date Filed:
_______________________________________________________________________________

                         ONLINE SYSTEM SERVICES, INC.
                              1800 Glenarm Place
                                   Suite 700
                            Denver, Colorado  80202

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 5, 1999

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Online System Services, Inc., a Colorado corporation, will be held on Thursday, August 5, 1999, at 2:30 p..m., Mountain Time, at our offices, 1800 Glenarm Place, Suite 700, Denver, Colorado for the following purposes:

     1. To elect six nominees to our board of directors to serve for a term of one year.

     2. To approve an amendment to our Articles of Incorporation to change our name to WEBB Interactive Services, Inc.

     3. To approve an amendment to the Online System Services, Inc. Stock Option Plan of 1995 to increase the number of shares authorized under the plan from 2,800,000 to 3,500,000.

     4. To ratify the appointment of Arthur Andersen LLP as our independent accountants for the current fiscal year.

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Only holders of record of our common stock at the close of business on July 6, 1999 will be entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

     You are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy and return it in the enclosed reply envelope as promptly as possible.

                                           BY ORDER OF THE BOARD OF
                                           DIRECTORS



                                           Lindley S. Branson
                                           Secretary

July 16, 1999

                                PROXY STATEMENT

                          ONLINE SYSTEM SERVICES, INC.

                              1800 Glenarm Place
                                   Suite 700
                            Denver, Colorado  80202

                Annual Meeting of Shareholders - August 5, 1999

                                    GENERAL

     The enclosed proxy is solicited by the board of directors of Online System Services, Inc., a Colorado corporation, for use at its annual meeting to be held on Thursday, August 5, 1999, at 2:30 p.m., Mountain Time, at our offices, or any adjournment thereof. Solicitations are being made by mail and may also be made by our directors, officers and employees. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying us in writing at the above address, attention: Lindley
S. Branson, Secretary, or by appearing and voting in person at the meeting. Shares represented by proxies will be voted as specified in the proxies. In the absence of specific instructions, proxies will be voted (to the extent they are entitled to be voted on such matters): (1) FOR the election to the board of directors of the nominees named in this proxy statement; (2) FOR the amendment to our Articles of Incorporation to change our name; (3) FOR the amendment to the Online System Services, Inc. Stock Option Plan of 1995 to increase the number of shares authorized under such plan from 2,800,000 to 3,500,000; (4) FOR the ratification of the appointment of Arthur Andersen LLP as our independent accountants for the current year; and (5) in the proxy's discretion upon such other business as may properly come before the annual meeting. So far as our management is aware, no matters other than those described in this proxy statement will be acted upon at the annual meeting.

     Votes cast by proxy or in person at the annual meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as shares that are present for the purposes of determining the presence of a quorum, but will not be considered as present and entitled to vote with respect to that matter.

     We will pay all of the expenses involved in preparing, assembling and mailing this proxy statement and the material enclosed herewith. We may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This proxy statement and our annual report for the year ended December 31, 1998 are being mailed to shareholders on or about July 16, 1999.

                               OUTSTANDING STOCK

     As of July 6, 1999, the record date for determining shares entitled to notice of and to vote at our annual meeting, the following shares of our capital stock were outstanding:

     .     7,084,420 shares of our common stock;
     .     85,000 shares of our 10% preferred stock; and
     .     2,500 shares of our Series C preferred stock.

     Each holder of our common stock and each holder of our 10% preferred stock will be entitled to cast one vote in person or by proxy for each share of common stock or 10% preferred stock held for the election of directors and for all other matters voted on at the annual meeting. Each holder of Series C Preferred stock will be entitled to cast 36 votes in person or by proxy for each share of Series C preferred stock held for the election of directors and for all other matters voted on at the annual meeting. The holders of our common stock, 10% preferred stock, and Series C preferred stock will vote as a single class on all matters voted on at the annual meeting.

     Information as to the name, address and stock holdings of each person known by OSS to be a beneficial owner of more than five percent of our common stock, our 10% preferred stock, or our Series C preferred stock as of and as to the name, address and stock holdings of certain officers, each director and nominee for election to the board of directors, and by all executive officers and directors, as a group, as of July 6, 1999 is set forth below. Except as indicated below, we believe that each such person has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                               Common Stock               10% Preferred Stock              Series C Preferred Stock
                                       --------------------------    -----------------------------     ----------------------------
              Name/Address               Amount         Percent            Amount       Percent            Amount         Percent
                   of                 Beneficially        of           Beneficially       of           Beneficially         of
          Shareholder/Director           Owned          Class (1)          Owned        Class (1)         Owned           Class (1)
------------------------------------------------------------------   ------------------------------    ----------------------------
R. Steven Adams                       555,584 (2)       7.8%           None            --              None              --
1800 Glenarm Place, Suite 700
Denver, Colorado  80202

Lee E. Schlessman                     _______ (3)       ___%         60,000 (4)       70.6%            None              --
1301 Pennsylvania Street, Suite 800
Denver, Colorado 80203

Susan M. Duncan                       _______ (5)         *          15,000 (6)       17.6%            None              --
2651 South Wadsworth Circle
Lakewood, Colorado 80227

Cal J. and Amanda Mae Rickel          _______ (7)         *           5,000            5.9%            None              --
P.O. Box 1076
Cortez, Colorado 81321

Southwest Contracting, Inc.           _______ (8)         *           5,000            5.9%            None              --
P.O. Box 719
Cortez, Colorado 81321

Arrow Investors II LLC                _______ (9)       ___%           None            --             1,500             100%
One World Trade Center
Suite 4563
New York, New York  10048

John M. Liviakis                         362,850 (10)      6.5%            None           --              None             --
2420 K Street
Suite 220
Sacramento, California 95816

William R. Cullen                         72,466 (11)      1.0%            None           --              None             --
1800 Glenarm Place, Suite 700
Denver, Colorado  80202

Gwenael Hagan                             20,250 (12)        *             None           --              None             --
1800 Glenarm Place, Suite 700
Denver, Colorado  80202

Michael Murphy                            ______ (13)      ___%            None           --              None             --
1800 Glenarm Place, Suite 700
Denver, Colorado 80202

Edward Robinson                           ______ (14)      ___%            None           --              None             --
1800 Glenarm Place, Suite 700
Denver, Colorado 80202

Robert J. Lewis                           98,204 (15)      1.4%            None           --              None             --
1800 Glenarm Place, Suite 700
Denver, Colorado  80202

Richard C. Jennewine                      57,500 (16)        *             None           --              None             --
1800 Glenarm Place, Suite 700
Denver, Colorado  80202

Donald J. Esters                          82,353 (17)      1.2%            None           --              None             --
1800 Glenarm Place, Suite 700
Denver, Colorado  80202

Perry Evans                               71,429 (18)      1.0%            None           --              None             --
1800 Glenarm Place, Suite 700
Denver, Colorado  80202

Directors and Executive Officers as a    987,803 (19)     13.5%            None           --              None             --
Group (8 persons)

  ______________
  *      Less than one percent of shares outstanding.

 (1) In calculating percentage ownership, all shares of our common stock which a named shareholder has the right to acquire within 60 days from the date of this proxy statement upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of common stock owned by that shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of common stock owned by any other shareholders. No options or warrants to acquire either the 10% preferred stock or Series C preferred stock are outstanding.

 (2) Includes options for the purchase of 58,334 shares of common stock, but excludes options for the purchase of 116,666 shares of common stock that are not exercisable during the next 60 days.

 (3) Includes 69,074 shares of common stock issuable upon the conversion of shares of 10% preferred stock, including accrued but unpaid dividends thereon, if such conversion occurred as of the close of business on July 6, 1999 plus 24,000 shares issuable upon the exercise of warrants to purchase shares of common stock at a per share exercise price of $15.00. Upon the actual conversion of the 10% preferred stock, the number of shares into which the 10% preferred stock is convertible may be more or less than 69,074 shares, but in no event will be less than 60,000 shares. Pursuant to the terms of the 10% preferred stock, on July 6, 1999 the conversion price was approximately $10.00. Also includes shares of common stock beneficially owned by (i) The Schlessman Family Foundation and (ii) persons who have granted Mr. Schlessman a power of attorney with respect to such shares.

 (4) Includes 5,000 shares of 10% preferred stock owned by The Schlessman Family Foundation. Also includes 15,000 shares of 10% preferred stock owned by persons who have granted Mr. Schlessman a power of attorney with respect to such shares.

 (5) Includes 17,268 shares of common stock issuable upon the conversion of shares of 10% preferred stock, including accrued but unpaid dividends thereon, if such conversion occurred as of the close of business on July 6, 1999 plus 6,000 shares issuable upon the exercise of warrants to purchase shares of common stock at a per share exercise price of $15.00. Upon the actual conversion of the 10% preferred stock, the number of shares into which the 10% preferred stock is convertible may be more or less than 17,268 shares, but in no event will be less than 15,000 shares. Pursuant to the terms of the 10% preferred stock, on July 6, 1999 the conversion price was approximately $10.00. Also includes shares of common stock beneficially owned by the Susan M. Duncan Irrevocable Gift Trust.

 (6) Includes 10,000 shares of 10% preferred stock owned by the Susan M. Duncan Irrevocable Gift Trust.

 (7) Includes 5,756 shares of common stock issuable upon the conversion of shares of 10% preferred stock, including accrued but unpaid dividends thereon, if such conversion occurred as of the close of business on July 6, 1999 plus 2,000 shares issuable upon the exercise of a warrant to purchase shares of common stock at a per share exercise price of $15.00. Upon the actual conversion of the 10% preferred stock, the number of shares into which the 10% preferred stock is convertible may be more or less than 5,756 shares, but in no event will be less than 5,000 shares. Pursuant to the terms of the 10% preferred stock, on July 6, 1999 the conversion price was approximately $10.00.

 (8) Includes 5,756 shares of common stock issuable upon the conversion of shares of 10% preferred stock, including accrued but unpaid dividends thereon, if such conversion occurred as of the close of business on July 6, 1999 plus 2,000 shares issuable upon the exercise of a warrant to purchase shares of common stock at a per share exercise price of $15.00. Upon the actual conversion of the 10% preferred stock, the number of shares into which the 10% preferred stock is convertible may be more or less than 5,756 shares, but in no event will be less than 5,000 shares. Pursuant to the terms of the 10% preferred stock, on July 6, 1999 the conversion price was approximately $10.00.

 (9) Includes 225,941 shares issuable upon the conversion of the Series C preferred stock, including accrued but unpaid dividends thereon, if such conversion occurred as of the close of business on July 6, 1999. Upon the actual conversion of the Series C preferred stock, the number of shares into which the Series C preferred stock is convertible may be more or less than 225,941 shares, but in no event will be less than ______ shares. Pursuant to the terms of the Series C preferred stock, on July 6, 1999 the conversion price was approximately $11.125. Also includes 100,000 shares issuable to affiliates of Arrow Investors II LLC upon the exercise of warrants to purchase shares at a per share exercise price of $16.33.

 (10) Includes 352,850 shares owned by Liviakis Financial Communications, Inc. Mr. Liviakis, together with his spouse, owns all of the outstanding securities of Liviakis Financial Communications, Inc.

 (11) Includes options for the purchase of 43,333 shares of common stock, but excludes options for the purchase of 116,667 shares of common stock that are not exercisable during the next 60 days.

 (12) Includes options for the purchase of 20,250 shares of common stock, but excludes options for the purchase of 79,750 shares of common stock that are not exercisable during the next 60 days.

 (13) Includes options for the purchase of 250 shares of common stock, but excludes options for the purchase of 25,000 shares of common stock that are not exercisable during the next 60 days.

 (14) Includes options for the purchase of 13,250 shares of common stock, but excludes options for the purchase of 20,667 shares of common stock that are not exercisable in the next 60 days.

 (15) Includes options and warrants for the purchase of 70,834 shares of common stock, but excludes options for the purchase of 6,666 shares of common stock that are not exercisable during the next 60 days.

 (16) Includes options for the purchase of 57,500 shares of common stock, but excludes options for the purchase of 10,000 shares of common stock that are not exercisable during the next 60 days.

 (17) Includes options for the purchase of 11,131 shares of common stock.

 (18) Excludes options for the purchase of 280,000 shares of common stock that are not exercisable during the next 60 days.

 (19) Includes options and warrants for the purchase of 250,501 shares of common stock, but excludes options for the purchase of 784,749 shares of common stock that are not exercisable during the next 60 days.


                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

Nomination and Election of Directors

     Our by-laws provide that the size of our board of directors shall be fixed from time to time by resolution of the shareholders, subject to increase by resolution of the board of directors. In the event the shareholders do not fix by resolution the number of directors, the by-laws provide that the number of directors shall be three, subject to increase by resolution of the board of directors. The board of directors has set the size of the board at six. The proxies granted by the shareholders will be voted at the annual meeting for the election of the six persons listed below as our directors.

                             Nominees for Director
                             ---------------------

                                R. Steven Adams
                                William R. Cullen
                                 Robert J. Lewis
                               Richard C. Jennewine
                                 Donald J. Esters
                                   Perry Evans

     In the event that one of more of the above named persons shall become unavailable for election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the board of directors, unless the board of directors determines to reduce its size appropriately.

Directors, Nominees for Director and Executive Officers

     Our directors, nominees for director, and executive officers are as follows:

Name                                Age     Director    Position
----                                ---     -------     --------
                                              Since
                                              -----
R. Steven Adams...............      46      1994        Chairman of the Board, Chief Executive Officer and a
                                                        Director
William R. Cullen.............      58      1998        Chief Financial Officer and a Director
Perry Evans...................      39       ---        President and Nominee for Director
Lindley S. Branson............      56       ---        Executive Vice President--General Counsel and Secretary
Gwenael S. Hagan..............      39       ---        Senior Vice President-Strategic Development
Andre Durand..................      31       ---        Senior Vice President-Product Development
Robert J. Lewis...............      69      1995        Director
Richard C. Jennewine..........      61      1996        Director
Donald J. Esters..............      60       ---        Nominee for Director

     R. Steven Adams, founder of OSS, has served as President, Chief Executive Officer and a director since our incorporation in March 1994. From 1985 to 1994, Mr. Adams was President-Sheridan Hotel Management, a full service hotel management company. Mr. Adams was the creator and founder of HotelNet, which was an online information system for the hospitality industry. Mr. Adams' experience includes software development, personal computer manufacturing and management of online information systems.

     William R. Cullen, has served as either Chief Operating Officer or Chief Financial Officer and a director since March 1998. From May 1997 to March 1998, Mr. Cullen worked as a consultant to businesses in the cable industry. From April 1994 to May 1997, Mr. Cullen was Chairman and CEO of Access Television Network, Inc., a privately held company specializing in providing paid programming to local cable systems. From January 1992 to March 1994, Mr. Cullen was President and CEO of California News Channel, a programming project of Cox Cable Communications. From July 1984 to December 1991, Mr. Cullen was employed by United Artist Cable Corporation (and its predecessor United Cable Television Corporation) as Vice President of Operations and President of its subsidiary United Cable of Los Angeles, Inc., and as its Senior Vice President of the Southwest Division. Prior to joining United Artist Cable Corporation, Mr. Cullen was President of Tribune Company Cable of California, Inc. and CEO of its United-Tribune Cable of Sacramento joint venture, served as a top financial officer of three companies, and worked in banking.

     Perry Evans, joined OSS in June 1999 in connection with the merger of OSS and NetIgnite, Inc. ("NetIgnite"). Mr. Evans founded NetIgnite in 1998. Prior to founding NetIgnite, Mr. Evans founded MapQuest

Publishing Group, where he created one of the most prominent consumer brands and one of the most widely licensed business services on the Internet. Prior to founding MapQuest, Mr. Evans managed the new media development group with R.R. Donnelley that was responsible for interactive yellow pages, travel and real estate products.

     Lindley S. Branson, joined OSS in May 1999 as Executive Vice President-- General Counsel and Secretary. Mr. Branson is a principal of Gray, Plant, Mooty, Mooty & Bennett, P.A., OSS' outside legal counsel. Mr. Branson has been employed by Gray, Plant, Mooty, Mooty & Bennett, P.A., for over thirty years. During that time, Mr. Branson has represented numerous companies, both public and private, in connection with securities offerings, mergers and acquisitions, and general corporate matters.

     Gwenael S. Hagan, joined OSS in January 1998 as Senior Vice President of Strategic Development. From June 1996 to January 1998, Mr. Hagan served as Vice President of New Business Development with International Channel, a cable television network, where he was responsible for new revenue opportunities, both domestically and internationally, and developing and implementing strategies to increase revenue and position International Channel for growth via evolving digital cable and satellite platforms. From December 1994 to June 1996, Mr. Hagan served as the Internet Marketing Manager for Microsoft's western region. His work with Microsoft encompassed competitive strategy development, sales resource allocation, presentations and public relations. From March 1994 to December 1994, Mr. Hagan worked with Missing Link Communications, Inc., a developer of television programs to assist consumers in buying personal computers. At Missing Link, Mr. Hagan was responsible for programming concepts and establishing alliances. Prior to that time, Mr. Hagan spent 11 years with Jones International, Ltd., a cable television operator and television network development company.

     Andre Durand, joined OSS in connection with the acquisition of Durand Communications, Inc. ("DCI") and is Senior Vice President-Product Development of OSS. Mr. Durand is the founder, President, Chief Executive Officer, Secretary and a Director of DCI. Mr. Durand is a regular guest speaker at computer fairs, conferences and expositions, and regularly contributes articles to trade publications discussing Internet technologies, trends and predictions. From January 1991 to January 1993, Mr. Durand was an auditor with KPMG Peat Marwick in Los Angeles, California. Mr. Durand holds two degrees from the University of California at Santa Barbara, one in Biology and one in Economics/Accounting.

     Robert J. Lewis, has been a director of OSS since February 1995. Mr. Lewis retired in October 1995 after having spent 37 years in the cable television industry as an owner and developer of cable systems and senior executive with several cable television companies. Beginning in March 1997, however, and continuing through the present, Mr. Lewis has been the General Partner and Chief Executive Officer of InterMedia Partners, an operator of cable systems in Kentucky, Tennessee, North Carolina, South Carolina, and Georgia. From 1987 until his retirement in 1995, Mr. Lewis was employed by Western Tele-Communications, Inc. ("TCI"), one of the largest cable television companies in the United States. Mr. Lewis served as a Senior Vice President of TCI from 1991 to 1993 and as a Senior Advisor to TCI from 1993 until his retirement in 1995.

     Richard C. Jennewine, has been a director of OSS since November 1996. From September 1995 to the present, Mr. Jennewine has been President-International Operations and Regional Manager-Western Operations for Computer Aid, Inc. a leader in strategic outsourcing and information services consulting. From December 1991 to February 1995, Mr. Jennewine served as the Senior Vice President of the CONCORD Group, a privately held entrepreneurial group of 40 international enterprises. From January 1994 to February 1995, he served as the President of the Concord Trading Corporation, a company focusing on trading and business ventures in Asia, Russia, the Middle East and South America. Prior to these positions, Mr. Jennewine spent 26 years with IBM Corporation, including startup operations in mainland China. Mr. Jennewine is a director of Easter Seals of Colorado and is a member of the Corporate Management Committee of Computer Aid, Inc.

     Donald J. Esters, is a nominee for director. Mr. Esters was the Chairman of the Board of Directors of DCI and has been a director of DCI prior to its acquisition by OSS. From 1985 to 1993, Mr. Esters served as President of Harman International, a worldwide manufacturer of stereo equipment. Mr. Esters has served as Chairman of the Board of Directors of the Intellisys Group Inc., a provider of communications technology systems and services, since March 1994, and as Chairman of the Board of Directors of DuPuis Group, L.L.C., a graphics design firm, since March 1996. Mr. Esters received a BBA degree from St. Francis College and is a Certified Public Accountant.

Committees and Meetings of the Board of Directors

     Messrs. Lewis and Jennewine are the current members of the Audit Committee of the board of directors. The Audit Committee represents the Board in discharging its responsibilities relating to our accounting, reporting, and financial control practices. The Committee has general responsibility for review with management of our financial controls, accounting, and audit and reporting activities. The Committee annually reviews the qualifications and engagement of our independent accountants, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit, and reviews their management comment letters.

     Messrs. Jennewine, Lewis and Adams are the current members of the Compensation Committee, which oversees compensation for directors, officers and key employees of the Company.

     During 1998, the board of directors met 10 times. Each director attended, in person or by telephone, 75% or more of the aggregate total of meetings of the board of directors and meetings of committees of the board of directors on which such director serves. During 1998, the Audit Committee and the Compensation Committee each met 6 times. The board of directors does not have a standing nominating committee.

Vote Required

     The affirmative vote of the holders of a majority of the voting power of the shares of common stock, the 10% preferred stock, and the Series C preferred stock voting together as a single class, present or represented at the annual meeting and entitled to vote on Proposal 1, is required to approve Proposal 1.

     The board of directors recommends that the shareholders vote "FOR" the election of the nominees for director.


                            EXECUTIVE COMPENSATION

     The following table summarizes the annual compensation paid by OSS during years ended December 31, 1996, 1997, and 1998 to R. Steven Adams, the chief executive officer of OSS as of December 31, 1998 and the officers of OSS, other than Mr. Adams, whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1998.

                                                SUMMARY COMPENSATION TABLE
                                                            Annual Compensation                 Long-Term Compensation
                                               ---------------------------------------------------------------------------
                                                   Salary       Bonus         Other                  Securities
Name and Principal Position              Year        $           $             $                Underlying Options
---------------------------              ----      ------       -----         -----             ------------------
 R. Steven Adams                         1998     $155,203       --            --              175,250 shs. (1)
 President, Chief Executive Officer      1997     $120,217       --            --                   --
  and Director                           1996     $110,217       --            --                   --


 William R. Cullen (2)                   1998     $165,000       --         $271,494 (3)       160,000 shs.
 Chief Operating Officer                 1997        --          --            --                 --
                                         1996        --          --            --                 --

 Thomas S. Plunkett (4)                  1998     $128,798     $25,000         --               65,250 shs. (5)
 Chief Financial Officer                 1997     $103,642       --            --               90,000 shs. (6)
                                         1996     $ 17,641       --            --               60,000 shs.

 Gwenael Hagan (7)                       1998     $ 91,549     $13,800         --               70,000 shs. (8)
 Senior Vice President-Product and       1997        --          --            --                 --
  Business Development                   1996        --          --            --                 --


 Michael Murphy                          1998     $100,203     $15,000         --                  250 shs. (9)
 Vice President and General Manager      1997     $ 63,758       --            --               75,000 shs.
  Financial Services                     1996        --          --            --                 --


 Edward Robinson                         1998     $ 99,842     $ 3,450         --                4,250 shs. (10)
 Vice President Market Development       1997     $ 81,667       --            --               50,000 shs.
                                         1996        --          --            --                 --

_______________
(1) Includes options for the purchase of 25,000 and 250 shares of common stock initially granted to Mr. Adams on June 3, 1998 and June 7, 1998, respectively, but repriced on November 20, 1998.

(2) Mr. Cullen was hired as chief operating officer in March, 1998. In March, 1999 Mr. Cullen became OSS' chief fiancial officer.

(3) Includes 24,000 shares of common stock issued instead of cash compensation. These shares have an aggregate dollar value of $228,556 (determined by multiplying the last sale price of our common stock by the amount of common stock on the dates such shares were earned). Also includes amounts paid to Mr. Cullen for reimbursement of airfare expenses ($17,730) and other commuting expenses ($15,510).

(4)  Mr. Plunkett resigned as OSS' chief financial officer in March, 1999.

(5) Includes options for the purchase of 250 shares of common stock initially granted to Mr. Plunkett on June 7, 1998 but repriced on November 20, 1998.

(6) Includes options for the purchase of 60,000 and 15,000 shares of common stock initially granted to Mr. Plunkett on October 4, 1996 and January 9, 1997, respectively, but repriced on May 20, 1997.

(7) Mr. Hagan was hired as senior vice president-product and business development in January 1998.

(8) Includes options for the purchase of 250 shares of common stock initially granted to Mr. Hagan on June 7, 1998 but repriced on November 20, 1998.

(9) Represents options for the purchase of 250 shares of common stock initially granted to Mr. Murphy on June 7, 1998 but repriced on November 20, 1998.

(10) Includes options for the purchase of 250 shares of common stock initially granted to Mr. Robinson on June 7, 1998 but repriced on November 20, 1998.

OSS Stock Options

     The following tables summarize the stock option grants and exercises during 1998 to or by the named officers and the value of all options held by the named officers as of December 31, 1998. Unless otherwise noted, each of these stock options is exercisable in one-third increments on the 12th, 24th, and 36th month after the date of grant.

                                    OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 1998
                                                                Percent of Total Options
                                     Number of Securities        Granted to Employees       Exercise
                                      Underlying Options          During Year Ended          Price             Expiration
Name                                   Granted                    December 31, 1998         ($/Share)            Date
---                                    -------                    -----------------         ---------            -----
R. Steven Adams                        100,000                                              $8.50              2/18/05
                                        25,000 (1)(3)                                       $8.50               6/3/05
                                           250 (2)                                          $8.50               6/7/03
                                        50,000                                              $7.63             11/24/05
                                      ---------
  Total                                175,250                         12.4%

William R. Cullen                       30,000                                              $6.81               2/9/05
                                       100,000                                              $8.25              3/10/05
                                        30,000                                              $7.63             11/24/05
                                      ---------
  Total                                160,000                         11.3%


Thomas S. Plunkett                      30,000                                              $8.50              2/18/05
                                        35,000                                              $4.00              10/8/05
                                           250 (2)                                          $8.50               6/7/03
                                      ---------
  Total                                 65,250                          4.6%

Gwenael Hagan                           30,000                                              $8.50              2/18/05
                                        39,750                                              $4.00              10/8/05
                                           250 (2)                                          $8.50               6/7/03
                                      ---------
                                       70,000                           5.0%

Michael Murphy                            250 (2)                         *                 $8.50               6/7/03

Edward Robinson                           250 (2)                                           $8.50               6/7/03
                                        4,000                                               $7.63             11/24/05
                                      ---------
  Total                                 4,250                             *

_______________________________________________________________________________
*    Less than 1%.
(1) This option was originally granted on June 3, 1998 at an exercise price of $13.375 per share. This option was repriced to an exercise price of $8.50 per share on November 20, 1998.

(2) These options were originally granted on June 7, 1998 at an exercise price of $14.00 per share. These options were repriced to an exercise price of $8.50 per share on November 20, 1998.

(3)  This option was exercisable in full immediately upon grant.

                         AGGREGATED OPTION EXERCISES DURING YEAR ENDED DECEMBER 31, 1998 AND OPTION
                                         VALUES AT DECEMBER 31, 1998

                                                              Number of Securities           Value of Unexercised
                            Shares                            Underlying Options at           In-The-Money Options at
                           Acquired          Value             December 31, 1998              December 31, 1998 (2)
Name                      on Exercise     Realized (1)     Exercisable / Unexercisable       Exercisable / Unexercisable
----                      -----------     ------------     ---------------------------       ---------------------------
R. Steven Adams               0           $      0             25,000 / 150,250                $112,250 / $719,875

William R. Cullen             0           $      0                  0 / 160,000                $      0 / $821,950

Thomas S. Plunkett        5,000           $ 35,600             35,000 / 115,250                $682,200 / $735,375

Gwenael Hagan                 0           $      0             10,000 /  90,000                $ 65,000 / $623,875

Michael Murphy           25,000           $278,000                   0 / 50,250                $      0 / $569,625

Edward Robinson          16,667           $162,170                   0 / 37,583                $      0 / $401,621

_______________
(1) The value realized was determined by multiplying the number of shares exercised by the favorable difference between the exercise price per share and the closing bid price per share on the date of exercise.

(2) The value of unexercised in-the-money options was determined by multiplying the number of shares subject to such options by the favorable difference between the exercise price per share and $13.00, the closing bid price per share on December 31, 1998.

Board of Director Compensation

     Our board of directors does not receive cash compensation for their services as directors, but they are reimbursed for their reasonable expenses in attending meetings of the board of directors. During 1998, we compensated Robert
J. Lewis and Richard C. Jennewine for their services as consultants and issued to them options to purchase 42,500 and 32,5000 shares, respectively, of our common stock.

Change of Control Agreements

     We have entered into employment agreements with R. Steven Adams, William R. Cullen, Perry Evans and Gwenael Hagan which take effect only if a change of control of 30% or more of our outstanding voting stock occurs. If a change of control occurs, these agreements provide for the continued employment (at similar responsibility and salary levels) of the employee for a period of three years after the change of control. During this three year period, if we (or a successor entity) terminate the employee's employment without cause or if the employee terminates his employment for good reason, then we (or the successor entity) must pay a lump sum severance to the employee equal to three years salary (including bonus), accelerate the vesting of all outstanding options held by the employee and allow the employee to continue to participate in our benefit and welfare plans (or the successor entity) for a period of three years after the employment terminates.


                             CERTAIN TRANSACTIONS

     During November 1997, we licensed our MD Gateway Web site and related equipment and software to Medical Education Collaborative, a nonprofit company formed by Charles P. Spickert, a former director of OSS. We licensed MD Gateway to MEC in connection with our strategic decision to focus our activities on non-healthcare related activities. The license agreement provides that MEC will pay us a license fee of 35% of revenues in excess of certain MEC expenses related to MD Gateway services.

     Our principal offices are located in a building managed by Sheridan Management Company prior to July 7, 1998 and owned by one of its affiliates. R. Steven Adams' spouse is a vice president of Sheridan Management Company. The current base monthly rental is $18,209.

     Robert J. Lewis, one of our directors, is the general partner and chief executive officer of, InterMedia Partners, one of our broadband customers. InterMedia is an operator of cable systems in Kentucky, Tennessee, North Carolina, South Carolina, and Georgia. We entered into a contract during August 1997, as amended, pursuant to which we provide our products and services to several of InterMedia's markets. The expiration dates of the contracts and related amendments range from August 1999 to July 2000. We earn revenue from the sale of computer hardware and third party software, engineering fees, equipment installation fees, and royalties from subscriber Internet access and content fees. We recognized revenue in connection with these contracts totaling $185,768 and $47,092 for the years ended December 31, 1998 and 1997, respectively. Included in accounts receivable at December 31, 1998 and 1997 are amounts due from InterMedia totaling $22,925 and $2,052, respectively.

     On March 10, 1999, we acquired a majority interest in a newly formed company, NetIgnite 2, LLC. NetIgnite is a development stage company which we formed with a predecessor company by the name of NetIgnite, Inc., the sole shareholder and founder of which was Perry Evans. In connection with the formation of NetIgnite, the predecessor company contributed all of its rights to specific technology of NetIgnite and we agreed to provide $1,500,000 of funding which we believe will be required to implement NetIgnite's business plan during the next 12 to 18 months. As a result of these contributions, we acquired the rights to 99.5% of NetIgnite's operating income and approximately 60% of any proceeds upon the sale of NetIgnite, and the predecessor company acquired the rights to .5% of NetIgnite's operating income and approximately 40% of any proceeds upon the sale of NetIgnite.

     Effective June 2, 1999, we acquired the predecessor company's interests in NetIgnite through a merger of the predecessor company into OSS. As consideration for this merger, we issued 71,429 shares of our common stock to Mr. Evans and also granted to him an option to purchase 200,000 shares of our common stock at an exercise price of $13.69 per share that vests in one-third increments annually during the next three years subject to Mr. Evans' continued employment by OSS. As a result of this merger, NetIgnite is now a wholly owned subsidiary of OSS.

     Mr. Evans has entered into an employment agreement with OSS and NetIgnite which has an initial term of two years, provides for a minimum annual salary of $190,000 and provides for the granting to him of options to purchase 80,000 shares of our common stock at an exercise price of $12.25 per share. These options vest in one-third increments annually during the next three years subject to Mr. Evans' continuous employment by OSS.

     On June 30, 1999, we completed our acquisition of Durand Communications, Inc. Mr. Durand and Mr. Esters were shareholders of DCI. Mr. Durand was the founder and president of DCI and Mr. Esters was the chairman of the board of directors of DCI. Mr. Esters has been nominated for election to our board of directors pursuant to the terms of the acquisition agreement. As a result of the DCI acquisition, Mr. Durand received 158,195 shares of our common stock and Mr. Esters received 71,222 shares of our common stock. In addition, as a result of the acquisition, Mr. Esters received options to purchase 5,227 shares of our common stock at $4.30 per share at any time prior to August 1, 2004 and 5,904 shares or our common stock at $10.16 per share at any time prior to September 1, 2004 in replacement of similar options to purchase shares of DCI common stock. In addition, Mr. Durand has been employed by OSS as its senior vice president - product development at an annual base salary of $100,000 and has been granted a stock option under the Online System Services, Inc. Stock Option Plan of 1995 to purchase 75,000 shares of our common stock at an exercise price of $7.625 per share. This stock option has a term of seven years and will become exercisable in 1/3rd increments during the first three years.

     We believe that the transactions summarized above are on terms no less favorable than could be obtained from unaffiliated third parties. The board of directors has determined that any transactions with officers, directors or principal shareholders will be approved by the disinterested directors and will be on terms no less favorable than could be obtained from an unaffiliated third party. The board of directors will obtain independent counsel or other independent advice to assist in that determination.

                                  PROPOSAL 2:
         AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE OUR NAME

General

     Under our current articles of incorporation, the name of the corporation is "Online System Services, Inc." Proposal 2 recommends to the shareholders an amendment to our articles of incorporation that would change our name to "WEBB Interactive Services, Inc." Our board of directors has unanimously approved the amendment contained in Proposal 2.

     Our board of directors considers Proposal 2 to be in the best interests of OSS and its shareholders. The purpose of this amendment is to better promote our business and provide us with better consumer name recognition by more closing tying our company name with:

     .  The tradename of our signature product--WEBBbuilder(TM);
     .  Our Nasdaq trading symbol WEBB; and
     . The common, everyday terms (i.e. the Web or the World Wide Web) used for the Internet.

     If this name change is adopted, we intend to use the trade name WEBB Interactive Services (along with other tradenames or trademarks that we may decide to adopt) in our communications with shareholders, customers, the business community and the investment community.

     If this name change is adopted, you will not be required to surrender your stock certificates in exchange for certificates containing our new name. However, stock certificates containing the name WEBB Interactive Services, Inc. will be issued to a shareholder upon any purchase, sale or other disposition of our capital stock by such shareholder after the effective date of the name change.

Resolution and Vote Required for Proposal 2

     The following resolutions will be submitted for approval at the annual meeting:

        "RESOLVED, That the Articles of Incorporation of Online System Services, Inc., as heretofore amended, be further amended by deleting in its entirety Article I thereof and replacing it with the following:

                                   Article I
                                   ---------

                                     Name
                                     ----

          The name of the corporation shall be WEBB Interactive Services, Inc."

        "FURTHER RESOLVED, That the officers of the OSS be, and hereby are, authorized and directed to take all steps necessary or desirable to accomplish the purposes of the foregoing resolution."

     The affirmative vote of the holders of a majority of the voting power of the shares of common stock, the 10% preferred stock, and the Series C preferred stock voting together as a single class, present or represented at the annual meeting and entitled to vote on Proposal 2, is required to approve Proposal 2.

     The board of directors recommends that shareholders vote "FOR" Proposal 2 to amend OSS' articles of incorporation to change the name of the company from Online System Services, Inc. to WEBB Interactive Services, Inc.

                                  PROPOSAL 3:
       AMENDMENT OF ONLINE SYSTEM SERVICES, INC. 1995 STOCK OPTION PLAN

Proposed Amendment

     The board of directors proposes that our shareholders approve the amendment to the Online System Services, Inc. 1995 Stock Option Plan (the "1995 Plan") to increase the number of shares of common stock that may be issued pursuant to the 1995 Plan from 2,800,000 to 3,500,000. The 1995 Plan was originally adopted by the board of directors and the shareholders on March 17, 1995. The features of the 1995 Plan, a copy of which is attached hereto as Appendix A, are summarized below.

Summary of Plan

     The 1995 Plan terminates March 17, 2005, unless sooner terminated by action of the Board. The 1995 Plan provides for the grant of options to purchase shares of our common stock to officers, directors, employees and consultants. As of July 6, 1999, there were 6 executive officers, 2 directors, 63 employees and 10 consultants eligible to receive such options. Options granted under the 1995 Plan may have a term of up to ten years. Options which expire, are canceled or are terminated without having been exercised, may be regranted to participants under the 1995 Plan. Options granted under the 1995 Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify for special tax treatment. No incentive stock options may be granted with a per share exercise price less than the fair market value per share at the date of grant (or 110% of fair market value in the case of optionees who hold 10% or more of our outstanding common stock). Under the 1995 Plan, the exercise price of nonqualified stock options may not be less than 85% of the fair market value of the common stock on the date of grant. The board of directors has adopted a policy of not granting nonqualified stock options with an exercise price less than the fair market value of the common stock on the date of grant. Not more than $100,000 in value of incentive stock options under all plans of the Company may vest in any calendar year for any option holder and no incentive stock option may be exercised more than ten years after the date of grant. The 1995 Plan is administered by the board of directors and options may be granted at such time and in such amounts as the board of directors, in its discretion, determines.

     All of the outstanding options currently held by employees who are not directors and officers of the Company under the 1995 Plan are incentive stock options. Options granted under the 1995 Plan and held by non-employee directors and consultants are nonqualified and have an exercise price equal to the fair market value of the common stock on the date of grant.

     As of July 6, 1999 options for the purchase of an aggregate of 1,993,319 shares of common stock were outstanding under the 1995 Plan, held by 81 persons, with per share exercise prices from $.50 to $18.25 per share and a weighted average exercise price of approximately $8.91 per share. In addition an aggregate of 638,341 shares of common stock have been issued to 57 persons at a weighted average exercise price of approximately $1.61 per share upon the exercise of options granted under the 1995 Plan.

     The following table shows, as of July 6, 1999, outstanding, but unexercised, options granted to:

     .   Each of our nominees for directors;

     . Persons holding five percent or more of our outstanding but unexercised options;

     .   Certain of our executive officers;

     .   Our current executive officers, as a group;

     .   Our current directors, who are not executive officers, as a group; and

     .   Our current employees, excluding our executive officers, as a group.

Each of these options has a term ranging from five to ten years unless earlier terminated as provided in the 1995 Plan, and each of these options was granted at an exercise price equal to the fair market value of our common stock on the date of grant.

                         STOCK OPTION AWARDS UNDER THE
              ONLINE SYSTEM SERVICES, INC. 1995 STOCK OPTION PLAN
-----------------------------------------------------------------------------------------------------------
Name and Position                                                                  Number of Options
-----------------                                                                  -----------------
R. Steven Adams, Chief Executive Officer and a nominee for director                                175,250

William R. Cullen, Chief Financial Officer and nominee for director                                160,000

Robert J. Lewis, nominee for director                                                               77,500

Richard C. Jennewine, nominee for director                                                          67,500

Donald J. Esters, nominee for director                                                              11,131

Perry Evans, nominee for director                                                                  280,000

Gwenael Hagan, Senior Vice President-Product and Business Development                              100,000

Lindley S. Branson, Executive Vice President-General Counsel and Secretary                         100,000

Chris Fanjoy                                                                                       100,000

Michael Murphy                                                                                      25,250

Edward Robinson                                                                                     33,917

Current Executive Officers, as a group (6 persons)                                                 815,250

Current Directors, who are not also executive officers,
as a group (2 persons)                                                                             145,000

Employees, excluding executive officers, as a group (63 persons)                                   663,084

  The last reported sale price for the common stock on the Nasdaq SmallCap Market on July 6, 1999 was $16.375.

Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 1995 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

     In general, an optionee will be subject to tax at the time a nonqualified stock option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a nonqualified stock option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

     In general, an optionee will not be subject to tax at the time an incentive stock option is granted or exercised. Upon disposition of the shares acquired upon exercise of an incentive stock option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying

 Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the incentive stock option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

     If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

     Commencing with our 1995 fiscal year, the federal income tax deduction that we may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in our proxy statement for such year will be limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 1995 Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including shareholder approval of the 1995 Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Although the Company has structured the 1995 Plan to satisfy the requirements of the 1993 Tax Act with regard to its "performance-based" criteria, there is no assurance that awards thereunder will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to awards under the 1995 Plan.

Resolution and Vote Required for Proposal 3

     The following resolutions will be submitted for approval at the annual meeting:

          "RESOLVED, That the total number of shares of stock hereby made available and reserved for issuance under the Plan shall be 3,500,000. The aggregate number of shares of stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of stock may be authorized but unissued shares of stock, or shares acquired by purchase as directed by the board of directors from time to time in its discretion, to be used for issuance upon exercise of options granted under the Plan.

          FURTHER RESOLVED, That the officers of OSS be, and hereby are, authorized and directed to take all steps necessary or desirable to accomplish the purposes of the foregoing resolutions."

     The affirmative vote of the holders of a majority of the voting power of the shares of common stock, the 10% preferred stock, and the Series C preferred stock voting together as a single class, present or represented at the annual meeting and entitled to vote on Proposal 3, is required to approve Proposal 3.

     The board of directors recommends that the shareholders vote "FOR" Proposal 3 to amend the Online System Services, Inc. Stock Option Plan of 1995.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires OSS' directors and executive officers, and persons who own more than ten percent of a registered class of OSS' equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten-percent shareholders are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were timely complied with except for the following:

Name of Individual             Form       Number of Late Reports     Transactions Not Timely Reported
------------------             ----       ----------------------     --------------------------------
R. Steven Adams                  5                 1                               6
William R. Cullen                3                 1                               2
                                 5                 1                               1
Thomas S. Plunkett               5                 1                               5
Paul E. Beckelheimer             3                 1                               1
                                 5                 1                               1
Gwenael S. Hagan                 3                 1                               2
                                 5                 1                               4
Paul H. Spieker                  5                 1                               5
Andre Durand                     3                 1                               1
Robert J. Lewis                  5                 1                               2
Richard C. Jennewine             5                 1                               1


                                  PROPOSAL 4:
                       SELECTION OF INDEPENDENT AUDITORS

     The board of directors has appointed Arthur Andersen LLP as our independent accountants for the fiscal year ending December 31, 1999. Arthur Andersen LLP served as our independent accountants for the year ended December 31, 1998. Representatives of Arthur Andersen LLP who are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     In the event the holders of the common stock do not ratify the appointment of Arthur Andersen LLP, the selection of other independent accountants will be considered by the board of directors. The board of directors recommends that the holders of the common stock vote for ratification of the appointment of Arthur Andersen LLP.

Resolution and Vote Required for Proposal 4

     The following resolution will be submitted for approval at the annual meeting:

          "RESOLVED, That the appointment by the company of Arthur Andersen LLP as the independent accounts for the company for the year ending December 31, 1999 be, and hereby is, ratified and approved by the shareholders of the company."

     The affirmative vote of the holders of a majority of the voting power of the shares of common stock, the 10% preferred stock, and the Series C preferred stock voting together as a single class, present or represented at the annual meeting and entitled to vote on Proposal 4, is required to approve Proposal 4.

     The board of directors recommends that shareholders vote "FOR" Proposal 4 to ratify the appointment of Arthur Andersen LLP as the independent accountants of the company.


                           PROPOSALS OF SHAREHOLDERS

     Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at our 2000 annual meeting must be received byus by April 5, 2000. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. We suggest that you submit your proposal by certified mail -- return receipt requested. If you intend to present a proposal at our 2000 annual meeting without including such proposal in our proxy statement, then you must provide us with notice of such proposal no later than June 1, 2000. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                                 OTHER MATTERS

     The board of directors does not intend to bring before the meeting any business other than as set forth in this proxy statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

     Please sign and return promptly the enclosed proxy in the envelope provided if you are a holder of common stock. The signing of a proxy will not prevent your attending the meeting and voting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              Lindley S. Branson
                              Secretary

July 16, 1999

                                                                      APPENDIX A

                         ONLINE SYSTEM SERVICES, INC.
                         ----------------------------
                            1995 STOCK OPTION PLAN
                            ----------------------


                     Article I.  Establishment and Purpose
                     -------------------------------------

     1.1  Establishment.  Online System Services, Inc., a Colorado Corporation
          -------------
("Company"), hereby establishes a stock option plan for employees and others providing services to the Company and its Subsidiary Corporations, as described herein, which shall be known as the "1995 STOCK OPTION PLAN" (the "Plan"). It is intended that certain of the options issued pursuant to the Plan to employees may constitute incentive stock options within the meaning of section 422A of the Internal Revenue Code and that other options issued pursuant to the Plan shall constitute nonstatutory options. The Board shall determine which options are to be incentive stock options and which are to be nonstatutory options and shall enter into option agreements with recipients accordingly.

     1.2  Purpose.  The purpose of this Plan is to enhance stockholder
          -------
investment by attracting, retaining and motivating key employees and consultants of the Company and its Subsidiary Corporations, and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in our success.

                           Article II.  Definitions
                           ------------------------

     2.1  Definitions.  Whenever used herein, the following terms shall have the
          -----------
respective meanings set forth below, unless the context clearly requires otherwise, and when said meaning is intended, the term shall be capitalized.

     (a)  "Board" means the board of directors of the Company.
           -----

     (b)  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     (c)  "Committee" shall mean the Committee provided for by Article IV hereof
           ---------
     which may be created at the discretion of the Board.

     (d)  "Company" means Online System Services, Inc., a Colorado Corporation.
           -------

     (e)  "Consultant" means any person or entity, including an officer or
           ----------
          director of the Company or a Subsidiary Corporation, who provides services (other than as an Employee) to the Company or a Subsidiary Corporation, and shall include a Non-Employee Director, as defined below.

     (f)  "Date of Exercise" means the date the Company receives notice, by an
           ----------------
          Optionee, of the exercise of an Option pursuant to section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to exercise.

     (g)  "Employee" means any person, including an officer or director of the
           --------
          Company or a Subsidiary Corporation, who is employed by the Company or a Subsidiary Corporation.

     (h)  "Fair Market Value" means the fair market value of Stock upon which an
           -----------------
          option is granted under this Plan.

     (i)  "Incentive Stock Option" means an Option granted under this Plan which
           ----------------------
          intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Code.

     (j)  "Non-Employee Director" means a member of the Board who is not an
           ---------------------
          employee of the Company or of any Subsidiary Corporation at the time an Option is granted hereunder.

     (k)  "Nonstatutory Option" means an Option granted under this Plan which is
           -------------------
          not intended to qualify as an incentive stock option within the meaning of Section 422A of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422A of the Code applicable to incentive stock options.

     (l)  "Option" means the right, granted under this Plan, to purchase Stock
           ------
          of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

     (m)  "Optionee" means an Employee or Consultant holding an Option under the
           --------
          Plan.

     (n)  "Parent Corporation" shall have the meaning set forth in Section 425
           ------------------
          (e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

     (o)  "Subsidiary Corporation" shall have the meaning set forth in Section
           ----------------------
          425(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

     (p)  "Significant Shareholder" means an individual who, within the meaning
           -----------------------
          of Section 422A(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a stockholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 425(d) of the Code.

          (q)  "Stock" means the no par value common stock of the Company.
                -----

     2.2  Gender and Number.  Except when otherwise indicated by the context,
          -----------------
any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                  Article III.  Eligibility and Participation
                  -------------------------------------------

     3.1  Eligibility and Participation.  All Employees are eligible to
          -----------------------------
participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Optionees in the Plan shall be selected by the Board from among those Employees and Consultants who, in the opinion of the Board, are in a position to contribute materially to our continued growth and development and to its long-term financial success.

                          Article IV.  Administration
                          ---------------------------

     4.1  Administration.  The Board shall be responsible for administering the
          --------------
Plan.

     The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Board, pursuant to the provisions of this Plan, shall be final and binding and conclusive for all purposes and upon all persons.

     At the discretion of the Board this Plan may be administered by a Committee which shall be an executive committee of the Board, consisting of not less than three (3) members of the Board. The members of such Committee may be directors who are eligible to receive Options under this Plan, but Options may be granted to such persons only by action of the full Board and not by action of the Committee. Such Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the stockholders, the directors and any persons having any interests in any Options which may be granted under this Plan, and, by resolution or resolution providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any such shares may be purchased from the Company upon the exercise of such Option, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of this Plan.

     The Board may from time to time remove members from, or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds (2/3) of the members of the Committee.

     Where the Committee has been created by the Board, references herein to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by this Plan or by the Board.

     The Board shall have all of the enumerated powers of the Committee, but shall not be limited to such powers. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                     Article V.  Stock Subject to the Plan
                     -------------------------------------

     5.1  Number.  The total number of shares of Stock hereby made available and
          ------
reserved for issuance under the Plan shall be 2,800,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

     5.2  Unused Stock.  If an Option shall expire or terminate for any reason
          ------------
without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

     5.3  Adjustment in Capitalization.  In the event of any change in the
          ----------------------------
outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares of Stock set forth in section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                       Article VI.  Duration of the Plan
                       ---------------------------------

     6.1  Duration of the Plan.  Subject to stockholder approval, the Plan shall
          --------------------
be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period, if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.

                     Article VII.  Terms of Stock Options
                     ------------------------------------

     7.1  Grant of Options.  Subject to section 5.1, Options may be granted to
          ----------------
Employees or Consultants at any time and from time to time as determined by the Board; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Board shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company and its Subsidiary Corporations, and such other factors as the Board in its discretion shall deem relevant. The Board also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

     In the case of Incentive Stock Options the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which incentive stock options granted after December 31, 1986 are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000. (Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation".)

     Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option.

     The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

     7.2  No Tandem Options.  Where an Option granted under this Plan is
          -----------------
intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422A of the Code.

     7.3  Option Agreement; Terms and Conditions to Apply Unless Otherwise
          ----------------------------------------------------------------
Specified.  As determined by the Board on the date of grant, each Option shall
---------
be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions required by Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

     If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

     (a)  Term.  The duration of the Option shall be seven (7) years from the
          ----
          date of grant.

     (b)  Exercise of Option.  Unless an Option is terminated as provided
          ------------------
          hereunder, an Optionee may exercise his Option for up to, but not in excess of, the amounts of shares subject to the Option specified below, based on the Optionee's number of years of continuous service with the Company or a Subsidiary Corporation of the Company from the date on which the Option is granted. In the case of an Optionee who is an Employee, continuous service shall mean continuous employment; in the case of an Optionee who is a Consultant, continuous service shall mean the continuous provision of consulting services. In applying said limitations, the amount of shares, if any, previously purchased by the Optionee under the Option shall be counted in determining the amount of shares the Optionee can purchase at any time. The Optionee may exercise his Option in the following amounts:

          (i) After one year of such continuous services for up to but not in excess of thirty-three and one-third percent (33 1/3%) of the shares originally subject to the Option;

          (ii) After two years of such continuous services, for up to but not in excess of sixty-six and two-thirds percent (66 2/3%) of the shares originally subject to the Option; and

          (iii) At the expiration of the third year of such continuous services the Option may be exercised at any time and from time to time within its terms in whole or in part, but it shall not be exercisable after the expiration of seven (7) years (five (5) years in the case of an Incentive Stock Option granted to a Significant Shareholder) from the date on which it was granted.

The Board shall be free to specify terms and conditions other than those set forth above, in its discretion.

     All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

     7.4  Option Price.  No Incentive Stock Option granted pursuant to this Plan
          ------------
shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be established by the Board and shall not be less than eighty-five percent (8Series C) of the Fair Market Value of Stock on the date this Option is granted.

     7.5  Term of Options.  Each Option shall expire at such time as the Board
          ---------------
shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

     7.6  Exercise of Options.  Options granted under the Plan shall be
          -------------------
exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

     7.7  Payment.  Payment for all shares of Stock shall be made at the time
          -------
that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or (ii) if acceptable to the Board, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. Payment may also be made, in the discretion of the Board, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

                  Article VIII.  Written Notice, Issuance of
                  ------------------------------------------
                  Stock Certificates, Stockholder Privileges
                  ------------------------------------------

     8.1  Written Notice.  An Optionee wishing to exercise an Option shall give
          --------------
written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares exercised pursuant to the Option must accompany the written notice.

     8.2  Issuance of Stock Certificates.  As soon as practicable after the
          ------------------------------
receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

     8.3  Privileges of a Stockholder.  An Optionee or any other person entitled
          ---------------------------
to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.

              Article IX.  Termination of Employment or Services
              --------------------------------------------------

     9.1  Death.  Unless provided otherwise for a Nonstatutory Option, if an
          -----
Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

     9.2  Termination Other Than For Cause Or Due to Death. Unless provided
          ------------------------------------------------
otherwise for a Nonstatutory Option, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three (3) months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code (S) 422A, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

     In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a Corporation to the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

     9.3   Termination for Cause.  Unless provided otherwise for a Nonstatutory
           ---------------------
Option, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, which termination is by the Company or a Subsidiary Corporation for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate.

                        Article X.  Rights of Optionees
                        -------------------------------

     10.1  Service.  Nothing in this Plan shall interfere with or limit in any
           -------
way the right of the Company or a Subsidiary Corporation to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company or a Subsidiary Corporation, or upon any Consultant any right to continue to provide services to the Company or a Subsidiary Corporation.

     10.2  Nontransferability.  All Options granted under this Plan shall be
           ------------------
nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.


                       Article XI.  Optionee-Employee's
                       --------------------------------
                         Transfer or Leave of Absence
                         ----------------------------

     11.1  Optionee-Employee's Transfer or Leave of Absence. For Plan purposes--
           ------------------------------------------------

     (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such Corporation to another, or

     (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company or a Subsidiary Corporation, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.

                           Article XII.  Amendment,
                           ------------------------
                   Modification, and Termination of the Plan
                   -----------------------------------------

     12.1  Amendment, Modification, and Termination of the Plan. The Board may
           ----------------------------------------------------
at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the stockholders, may--

     (a) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

     (b)   change the class of Employees or Consultants eligible to receive
Options;

No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

              Article XIII.  Acquisition, Merger, or Liquidation
              --------------------------------------------------

     13.1  Acquisition.  In the event that an Acquisition occurs with respect to
           -----------
the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of our assets are acquired or in which a controlling amount of our outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this Section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

     Where the Company does not exercise its option under this Section 13.1 the remaining provisions of this Article XIII shall apply, to the extent applicable.

     13.2  Merger or Consolidation.  Subject to any required action by the
           -----------------------
stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

     13.3  Other Transactions.  A dissolution or a liquidation of the Company or
           ------------------
a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code Section 425(a).

                     Article XIV.  Securities Registration
                     -------------------------------------

     14.1  Securities Registration.  In the event that the Company shall deem it
           -----------------------
necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

     Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (b) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                         Article XV.  Tax Withholding
                         ----------------------------

     15.1  Tax Withholding.  Whenever shares of Stock are to be issued in
           ---------------
satisfaction of Options exercised under this Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements.


                         Article XVI.  Indemnification
                         -----------------------------

     16.1  Indemnification.  To the extent permitted by law, each person who is
           ---------------
or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with our approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under our articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or any Subsidiary Corporation may have to indemnify them or hold them harmless.


                      Article XVII.  Requirements of Law
                      ----------------------------------

     17.1  Requirements of Law.  The granting of Options and the issuance of
           -------------------
shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     17.2  Governing Law.  The Plan, and all agreements hereunder, shall be
           -------------
construed in accordance with and governed by the laws of the State of Colorado.


                    Article XVIII.  Effective Date of Plan
                    --------------------------------------

     18.1  Effective Date.  The Plan shall be effective on March 17, 1995, the
           --------------
effective date of its adoption by the Board.

                      Article XIX.  Compliance with Code.
                      -----------------------------------

     19.1  Compliance with Code.  Incentive Stock Options granted hereunder are
           --------------------
intended to qualify as "incentive stock options" under Code (S) 422A. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.

                Article XX.  No Obligation to Exercise Option.
                ----------------------------------------------

     20.1  No Obligation to Exercise.  The granting of an Option shall impose no
           -------------------------
obligation upon the holder thereof to exercise such Option.

                         ONLINE SYSTEM SERVICES, INC.

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement dated July 16, 1999, hereby appoints the Chairman and Chief Executive Officer, R. Steven Adams, and the Secretary, Lindley S. Branson, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares of Online System Services, Inc., all 10% Preferred Stock and all Series C Preferred Stock held of record by the undersigned on July 6, 1999, at the Annual Meeting of Shareholders to be held on August 5, 1999 at 1800 Glenarm Place, Suite 700, Denver, Colorado, at 2:30 p.m. Mountain Time, and at any adjournment thereof.

1.  PROPOSAL TO ELECT  [_]  FOR all nominees listed below        [_]  WITHHOLD AUTHORITY
    SEVEN DIRECTORS    (except as marked to the contrary below)  to vote for all nominees listed below

          R. Steven Adams           William R. Cullen            Robert J. Lewis
          Donald J. Esters          Perry Evans               Richard C. Jennewine

    INSTRUCTION: To withhold authority to vote for an individual nominee or nominees, write the person's name on the line below.

________________________________________________________________________________

2.  PROPOSAL TO AMEND THE ARTICLES OF                  [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
    INCORPORATION TO CHANGE THE NAME OF
    THE COMPANY FROM ONLINE SYSTEM
    SERVICES, INC. TO WEBB INTERACTIVE SERVICES, INC.

3.  PROPOSAL TO APPROVE THE AMENDMENT TO THE           [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
    THE ONLINE SYSTEM SERVICES, INC. 1995
    STOCK OPTION PLAN.

4.  PROPOSAL TO RATIFY THE APPOINTMENT OF              [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
    ARTHUR ANDERSON LLP AS THE AS THE
    INDEPENDENT ACCOUNTANTS FOR THE CORPORATION.

5.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
    TO VOTE UPON SUCH OTHER BUSINESS AS MAY
    PROPERLY COME BEFORE THE MEETING

                           (CONTINUED ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

     This Proxy, when properly executed, will be voted in the manner directed on the Proxy be the undersigned stockholder. If no Direction is Made, This Proxy will be Voted for the Election of each of the Nominees to the Board Listed in Proposal 1 and for Proposals 2, 3, 4, and 5.

          Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


                                    __________________________________________
                                    (Signature)

                                    __________________________________________
                                    (Signature, if held jointly)

                                    Dated: ___________________________, 1999

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                               RETURN ENVELOPE.